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                                                                   EXHIBIT 10.20

No. W-100                                                          14,400 Shares

                            Avatech Solutions, Inc.
                             A Delaware Corporation
                     Common Stock, Par Value $.01 per share
                             Stock Purchase Warrant

     W. James Hindman, or bearer of this warrant, is entitled, upon presentation of this Warrant and upon surrender of this warrant at the offices of the Company, to subscribe for, purchase and receive Fourteen Thousand, Four Hundred (14,400) shares of the Company's Common Stock for a purchase price of Eighty Cents ($.80) per share provided, however, no fractional shares will be issued. Upon such payment, the Company agrees to cause to be issued in the name of the registered holder, or his or her nominee, a certificate or certificates duly representing the shares so purchased.

     In the event of the declaration and payment of share dividends by the Company on its Common Stock, or any split-up of the Common Stock, or recapitalization of the Company which changes the issued and outstanding shares of Common Stock, additional shares of the Company may be deliverable to the holder of this warrant upon the exercise of it without additional consideration, or the exercise price per share may be adjusted in the appropriate manner.

     The purchase privilege herein contained shall expire on June 1, 2008.

     Dated as of May 28, 2003.

                                         Avatech Solutions, Inc.


                                         By:
                                             -----------------------------------
                                             Donald R. (Scotty) Walsh, CEO

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No. W-101                                                          18,000 Shares

                            Avatech Solutions, Inc.
                             A Delaware Corporation
                     Common Stock, Par Value $.01 per share
                             Stock Purchase Warrant

     W. James Hindman, or bearer of this warrant, is entitled, upon presentation of this Warrant and upon surrender of this warrant at the offices of the Company, to subscribe for, purchase and receive Eighteen Thousand (18,000) shares of the Company's Common Stock for a purchase price of Eighty Cents ($.80) per share provided, however, no fractional shares will be issued. Upon such payment, the Company agrees to cause to be issued in the name of the registered holder, or his or her nominee, a certificate or certificates duly representing the shares so purchased.

     In the event of the declaration and payment of share dividends by the Company on its Common Stock, or any split-up of the Common Stock, or recapitalization of the Company which changes the issued and outstanding shares of Common Stock, additional shares of the Company may be deliverable to the holder of this warrant upon the exercise of it without additional consideration, or the exercise price per share may be adjusted in the appropriate manner.

     The purchase privilege herein contained shall expire on June 1, 2008.

     Dated as of May 28, 2003.

                                         Avatech Solutions, Inc.


                                         By:
                                             -----------------------------------
                                             Donald R. (Scotty) Walsh, CEO